THE VILLAGES OF AINA LE'A
FIRST AMENDMENT TO AMENDED AND RESTATED
AINA LE'A LAND TRUST NO. 1 AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED AINA LE'A LAND TRUST NO. 1 AGREEMENT (**"Amendment"**) dated July 8, 2011, and known as Aina Le'a Land Trust No. 1, is made by and among **HRD SERVICES, LTD.**, a British Virgin Islands company, whose principal place of business and post office address is 303 Lippincott Centre, Marlton, New Jersey 08053 (**"Trustee"**), **CAPITAL ASIA GROUP MANAGEMENT PTE LTD.**, a Singapore corporation, whose principal place of business and post office address is 600 North Bridge Road, Parkview Square #09-08, Parkview 2, Singapore 188778 (**"CAGM"**), **AINA LE'A, LLC**, a Nevada limited liability company, whose principal place of business and post office address is 3231 La Mancha Way, Henderson, Nevada 89014 (**"Seller"**), **AINA LE'A SINGAPORE PTE LTD.**, a Singapore corporation, whose principal place of business and post office address is 171 Chin Swee Road, 08-01 San Centre, Singapore 169877 (**"Additional Guarantor"**) and the initial beneficiaries noted on **Exhibit "A"** attached hereto and incorporated herein by reference. (The Trustee, CAGM, Seller, Additional Guarantor, and Beneficiaries are sometimes hereafter referred to collectively as **"Parties"**).

RECITALS

A. The Parties have heretofore entered into that certain Amended and Restated Aina Le'a Land Trust No. 1 Agreement dated as of July 7, 2011 (**"Agreement"**).

B. The Parties wish to amend the Agreement to reflect certain revisions to the Agreement.

C. CAGM is authorized and empowered to execute this Amendment as attorney-in-fact on behalf of the Beneficiaries pursuant to Limited Powers of Attorney executed by the identified Beneficiaries.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the Parties agree to amend the Agreement as follows:

1. The last sentence of [the introductory paragraph] is deleted and restated in its entirety as follows:

> "This Agreement completely amends, restates and supercedes that certain land trust agreement relating to Aina Le'a land trust previously signed by the Beneficiary identified above."

2. The first paragraph of Subsection G.7.a. of the Agreement is amended to insert the words "and costs" after the words "reasonable attorneys' fees" in clause B of said subparagraph.

3. The second paragraph of Subsection G.7.a. of the Agreement is amended to inset the words and punctuation "Beneficiaries, the" after the words "Power of Direction, the" in the second and third lines of said paragraph.

4. Subsection G.7.b. of the Agreement is amended to include the words "including, but not limited to, the time of Trustee's in-house counsel" at the end of said subparagraph.

5. Except as amended above, the Agreement remains in full force and effect.

6. Exhibit "B" delete entirely and replace with the following:

At the time of Trustee's acceptance of a Trust Deed from a Beneficiary, Trustee shall be paid the cash sum of Three Hundred Dollars (US$300.00) per Beneficiary, regardless of how many Undivided Land Fractions the Beneficiary puts into the Trust.

Additionally, upon the execution hereof the Seller shall reimburse the Trustee for reasonable attorneys' fees and costs incurred by Trustee in connection with the review, negotiation, execution and delivery of this Agreement, and shall thereafter reimburse Trustee for all other legal review of documents submitted to Trustee for review in connection herewith and in connection with the Trustee's duties.

The aforesaid fee (i.e., $300 per Beneficiary) shall be deemed fully earned by Trustee at the time of Trustee's acceptance of the deed from such Beneficiary, and shall not be subject to proration or return in the event that the Trustee shall thereafter be replaced as provided in this Agreement. In any event that Trustee is replaced, Trustee shall not be entitled to said $300 per Beneficiary sum or fee for any deeds accepted by the replacement Trustee after the replacement Trustee has taken over the trust responsibilities.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the day and year first above written.

HRD SERVICES, LTD., a British Virgin Islands company, as Trustee as aforesaid

By ______________________

Irvin E. Richter

Its Chairman and Chief Executive Officer

"TRUSTEE"

CAPITAL ASIA GROUP MANAGEMENT PTE LTD., a Singapore corporation

By_______________ _______________

Its _______________ _______________

"HOLDER OF THE POWER OF DIRECTION"

BENEFICIARIES:

By CAPITAL ASIA GROUP MANAGEMENT PTE LTD.,
a Singapore corporation,
his/her Attorney-in-Fact

By________ ______________________
Its ______ ______________________

"BENEFICIARY"

AINA LE'A, LLC, a Nevada limited liability company

By______________________________

Its ______________________________

"SELLER"

AINA LE'A SINGAPORE PTE LTD., a Singapore corporation

By______________________________

Its ______________________________

"ADDITIONAL GUARANTOR"

EXHIBIT "A"

INITIAL BENEFICIARIES

Name of Beneficiary	Undivided Land Fraction No.